Filed Pursuant to Rule 497

Registration File No. 333-214405

STIRA ALCENTRA GLOBAL CREDIT FUND

(FORMERLY STEADFAST ALCENTRA GLOBAL CREDIT FUND)

SUPPLEMENT NO. 2 DATED DECEMBER 28, 2017

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED NOVEMBER 7, 2017

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated November 7, 2017, as supplemented by Supplement No. 1, dated December 1, 2017, relating to the Fund’s offering of up to $3,000,000,000 in Class A Shares, Class T Shares, Class D Shares and Class I Shares. Terms used and not otherwise defined in this Supplement No. 2 shall have the same meanings as set forth in the Fund’s prospectus. The purpose of this Supplement No. 2 is to disclose:

•	the status of the Fund’s offering; and

•	the name change of the Fund, Adviser and Dealer Manager.

The Status of the Fund’s Offering

The Fund commenced its continuous initial public offering of up to $3,000,000,000 in Class T Shares on May 8, 2017. On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in four classes of Shares: Class A Shares, Class T Shares, Class D Shares and Class I Shares. As of December 22, 2017, the Fund had received and accepted investors’ subscriptions for and issued 76,386 Class A Shares, 868,759 Class T Shares, zero Class D Shares and 5,447 Class I Shares in its public offering, resulting in gross offering proceeds of approximately $8.8 million.

The Name Change of the Fund, Adviser and Dealer Manager

Effective December 27, 2017, the Fund changed its name from “Steadfast Alcentra Global Credit Fund” to “Stira Alcentra Global Credit Fund.” Also effective December 27, 2017, the Adviser changed its name from “Steadfast Investment Adviser, LLC” to “Stira Investment Adviser, LLC,” and the Fund’s Dealer Manager changed its name from “Steadfast Capital Markets Group, LLC” to “Stira Capital Markets Group, LLC.” As a result of these name changes, all references to Steadfast Alcentra Global Credit Fund, Steadfast Investment Adviser, LLC and Steadfast Capital Markets Group, LLC in the Fund’s prospectus and statement of additional information are hereby removed and replaced with Stira Alcentra Global Credit Fund, Stira Investment Adviser, LLC and Stira Capital Markets Group, LLC, respectively.

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